SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549


                                     Form 8-K


                                   CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      January 7, 2002
                                                 ___________________________


                                 ALICO, INC.
____________________________________________________________________________
(Exact name of registrant as specified in its charter)


Florida                           0-261                          59-0906081
____________________________________________________________________________
(State or other jurisdiction     (Commission                  (IRS Employer
           of incorporation)      File Number)           Identification No.)


Post Office Box 338, La Belle, Florida                             33975
___________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code      (863) 675-2966
                                                 _________________________


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Item 5.  Other Events

   Incorporated by reference is a press release issued by the Registrant on January 7, 2002, attached as Exhibit 01, providing information concerning the Registrant's announcement of a 13D/A filed by its majority shareholder group.


Item 7.     Financial Statements and Exhibits.

( c ) Exhibit

The following exhibits are included with this Report:

Exhibit 01 - Press release issued January 7, 2002.

Exhibit 02 - Alico Separation Agreement dated December 27, 2001, by and among B.H.G., Inc., a Florida corporation, BEN HILL GRIFFIN, INC., a Florida corporation, BEN HILL GRIFFIN INVESTMENTS, INC., a Nevada corporation, Ben Hill Griffin, III, individually and as Trustee of the Ben Hill Griffin Inter Vivos Trust #1 pursuant to that certain Ben Hill Griffin, Jr. Revocable Inter Vivos Trust #1 Agreement dated May 11, 1978, as amended by the First Amendment thereto dated April 30, 1985, and by the Second Amendment thereto dated January 30, 1990 and the Four Sisters Protectorate.



                                    SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ALICO, INC.
                                          (Registrant)



                                              /s/ W. BERNARD LESTER
January 7, 2002                         By__________________________________
__________________                          W. Bernard Lester, President
Date                                       (Signature)

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EXHIBIT INDEX


Exhibit
Number                           Description

01                     Press release issued January 7, 2002

02                     Alico Separation Agreement dated December 27, 2001

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